OLD MUTUAL GLOBAL SHARES TRUST

GlobalShares FTSE Emerging Markets Fund

Supplement to the currently effective Prospectus for the above listed Fund:

The following language is hereby added to footnote 4 to the fee table under the section titled “What are the Costs of Investing?” for the Fund:

In addition, the Adviser has voluntarily agreed to waive Management Fees and reimburse Other Expenses to the extent necessary to prevent Total Annual Fund Operating Expenses (other than brokerage or other transaction related expenses, taxes, interest, litigation expenses and other extraordinary expenses) from exceeding 0.00%.  This additional voluntary arrangement will continue until the earlier of: (a) the date net assets in the Fund reach $1 billion or (b) January 31st, 2010.

Old Mutual Global Shares Trust
10 High Street, Suite 302
Boston, Massachusetts  02110

Please Retain This Supplement for Future Reference

December 7, 2009